[PHOTO OF WOMAN WITH 3 KIDS]             [LOGO]


A N N U A L  R E P O R T



THE STRONG
    LIFE STAGE
        SERIES
---------------------------------
The Strong Conservative Portfolio

The Strong Moderate Portfolio

The Strong Aggressive Portfolio

ANNUAL REPORT - DECEMBER 31, 1999

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

As an apprentice investment analyst in the 1960s, I observed and experienced powerful economic and stock market growth. The explosive stock market was very profitable for investors, and I always planned for the time when I'd be able to position our investors to take advantage of that kind of growth again. The dramatic market move of the late 1990s reminded me of those days in the 1960s and provided an excellent opportunity.

In our strategic planning effort, what Strong saw coming in the 1990s was a powerful wave of innovation and technological change that was going to affect the way we all lived our daily lives. We knew the successful companies of the future would be those that moved quickly to embrace this new way of thinking. It was Strong's responsibility to ensure that our shareholders benefited from this change and capitalized on the opportunity.

How did Strong position our investors to take advantage of the coming growth? First, we expanded our fund lineup to offer quality choices in every asset class. We then put technology to work in a number of ways--all intended to provide our customers and portfolio managers with state-of-the-art tools for better decision making, and to enhance the customer experience in every interaction with Strong. And as we made these improvements, we always stayed true to our commitment to developing a one-on-one relationship with each of our investors.

When it comes right down to it, it's our job to make you money. And many of you benefited in 1999, the most exceptional performance year in Strong's history. Many major financial publications have also recently recognized Strong.

What can you expect from Strong in the future? We'll continue working to improve our investment management expertise to try to deliver market-beating results year after year. And we'll continue to innovate and develop practical technology solutions aimed at helping you make better investment decisions. And you can be assured that we will continue to work to deliver the "across-the-kitchen-table" customer experience you've come to expect from STRONG.


                                                                   /s/ Dick

                           THE STRONG
                        LIFE STAGE SERIES

                       --------------------

               ANNUAL REPORT - DECEMBER 31,  1999



                       TABLE OF CONTENTS


INVESTMENT REVIEWS

     The Strong Life Stage Portfolios . . . . . . . . . . . . . . .        2



FINANCIAL INFORMATION

     Schedules of Investments in Securities . . . . . . . . . . . .        4

     Statements of Assets and Liabilities . . . . . . . . . . . . .        5

     Statements of Operations   . . . . . . . . . . . . . . . . . .        6

     Statements of Changes in Net Assets  . . . . . . . . . . . . .        7

     Notes to Financial Statements  . . . . . . . . . . . . . . . .        8


FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . . . . .       10

REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . .       11

                    THE STRONG LIFE STAGE PORTFOLIOS
                    --------------------------------

INVESTMENT
PERSPECTIVES

-------------------------------------------------------------------------------

All three portfolios in the Strong Life Stage Series either outperformed or kept pace with their benchmark indexes for the year ended December 31, 1999. In a strong stock market environment, all four of the stock funds in the portfolios performed better than the benchmark S&P 500 Stock Index for the year. On the fixed-income side, all but one of the component funds exceeded the performance of their benchmarks.

The stock market advance of 1999 was extremely narrow. While the capitalization-weighted S&P 500 Index returned 21.04% for the year, almost three fourths of that return came from the technology sector alone. More than half of the 500 stocks in the index actually were down for the year.

The strongest contributor to the Life Stage portfolios' outperformance was the Strong Growth Fund. This Fund's substantial overweighting in technology issues, as well as successful selections within the sector, drove its performance. The Fund also benefited from having virtually no exposure to out-of-favor consumer staples stocks. The Strong Common Stock Fund was another particularly strong performer last year.

While technology issues drove the popular stock averages higher, 1999 was one of the worst years ever for bonds. Fears of deflation, which dominated market sentiment late in 1998, quickly turned into renewed worries about inflation. Treasury yields rose 1.5 to 2 percentage points during the year, and bond prices on average fell 7%.

In this environment, the Strong Advantage Fund was a clear winner, easily outpacing the total return of its benchmark thanks to its focus on very short-maturity bonds. The Short-Term Bond Fund also exceeded the benchmark's
-------------------------------------------------------------------------------

ALL THREE PORTFOLIOS IN THE STRONG LIFE STAGE SERIES EITHER OUTPERFORMED OR KEPT PACE WITH THEIR BENCHMARK INDEXES FOR THE YEAR ENDED DECEMBER 31, 1999.

-------------------------------------------------------------------------------
[SIDENOTE]
PORTFOLIO
HIGHLIGHTS



- The Conservative Portfolio returned 20.27%, the Moderate Portfolio returned 26.65%, and the Aggressive Portfolio returned 37.77% for the year ended December 31, 1999.

- The Strong Growth Fund and the Strong Common Stock Fund were the strongest contributors to the portfolios' outperformance in 1999.

- In a strong market environment, all four of the stock funds held in the Life Stage portfolios outperformed their benchmark, the S&P 500 Stock Index.*

-   A significant stake in the technology sector and good stock-picking within that sector were the primary drivers of performance.
-------------------------------------------------------------------------------
[SIDENOTE]

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                AS OF 12-31-99

                            CONSERVATIVE PORTFOLIO

                          Since Inception       20.27%
                          (on 12-31-98)


                               MODERATE PORTFOLIO

                          Since Inception       26.65%
                          (on 12-31-98)


                              AGGRESSIVE PORTFOLIO

                          Since Inception       37.77%
                          (on 12-31-98)
return. The Government Securities Fund has greater sensitivity to interest rates than the benchmark index, so the Fund's considerable yield was not sufficient to offset bond-price declines.

The U.S. economy is strong and appears to be reaccelerating, repeating a seasonal pattern that has been in place for several years. The Federal Reserve wants to slow economic growth to a more sustainable pace to head off inflation. To do so, it may need to raise interest rates until the stock market cools off. These tight monetary conditions warrant a degree of caution, especially at a time of stretched company valuations and increasing pressure on corporate profit margins.

In the bond market, today's yields offer a substantial premium over inflation, which remains low. We expect market conditions to improve when it becomes clear that the Federal Reserve's rate increases are having their desired slowing effect on the economy.

              GROWTH OF AN ASSUMED $10,000 INVESTMENT
                    FROM 12-31-98 TO 12-31-99

[GRAPH]

             THE STRONG       THE STRONG       THE STRONG     S&P 500
            CONSERVATIVE      MODERATE         AGGRESSIVE      Stock
             PORTFOLIO        PORTFOLIO        PORTFOLIO       Index*
             ----------       ----------       ----------    ----------
12-98        $10,000.00       $10,000.00       $10,000.00    $10,000.00
 2-99        $10,120.00       $10,120.00       $10,180.00    $10,094.40
 4-99        $10,570.60       $10,610.00       $10,960.00    $10,904.90
 6-99        $10,773.60       $10,890.00       $11,340.00    $11,238.40
 8-99        $10,632.60       $10,670.00       $11,050.00    $10,833.60
10-99        $11,005.40       $11,160.00       $11,710.00    $11,203.40
12-99        $12,027.50       $12,665.00       $13,777.10    $12,104.50

This graph, prepared in accordance with SEC regulations, compares a $10,000 Investment in each portfolio, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.


-------------------------------------------------------------------------------
[SIDENOTE]
YOUR PORTFOLIOS'
APPROACH

THE STRONG LIFE STAGE SERIES CONSISTS OF THREE DIVERSIFIED INVESTMENT PORTFOLIOS DESIGNED TO PURSUE EITHER CONSERVATIVE, MODERATE, OR AGGRESSIVE INVESTMENT OBJECTIVES BY INVESTING IN A COMBINATION OF STOCK, BOND, AND CASH INVESTMENTS. EACH PORTFOLIO IS COMMONLY REFERRED TO AS A "FUND OF FUNDS" BECAUSE ITS ASSETS ARE INVESTED IN A NUMBER OF OTHER STRONG MUTUAL FUNDS. THE FUNDS OFFER A "ONE-STOP" SOLUTION OF ASSET ALLOCATION, DIVERSIFICATION, AND SIMPLICITY, AND MAY APPEAL TO INVESTORS LOOKING TO SIMPLIFY THE INVESTMENT SELECTION PROCESS FOR THEIR RETIREMENT ACCOUNTS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- 1999 was one of the most difficult years of the last quarter century for bonds as fears of deflation, which dominated the market in late 1998, quickly turned into renewed worries about inflation.

- The Federal Reserve is taking steps to slow the growth of the U.S. economy to keep inflation in check. To do so, it may continue to raise interest rates in the first quarter of 2000.

- The strong performance of the stock market continued to be driven by a narrow band of technology stocks.
-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. Source of the S&P index data is Standard & Poor's Micropal.

SCHEDULES OF INVESTMENTS IN SECURITIES                       December 31, 1999
-------------------------------------------------------------------------------
                    STRONG CONSERVATIVE PORTFOLIO
-------------------------------------------------------------------------------


                                              Shares or
                                              Principal         Value
                                               Amount         (Note 2)
-------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES 92.5%
Strong Advantage Fund, Inc.                   258,892        $ 2,557,857
Strong Blue Chip 100 Fund                      64,173          1,382,279
Strong Common Stock Fund, Inc.                 48,232          1,215,932
Strong Government Securities Fund, Inc.        62,892            633,951
Strong Growth Fund                             38,510          1,373,267
Strong Growth and Income Fund                  47,420          1,357,648
Strong Short-Term Bond Fund, Inc.             407,802          3,825,187
-------------------------------------------------------------------------------
Total Investment Company Securities (Cost $11,374,031)        12,346,121
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.9%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%       $644,900            644,900
Warner Lambert Company, 6.08%                  12,100             12,100
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $657,000)                     657,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $12,031,031) 97.4%      13,003,121
Other Assets and Liabilities, Net 2.6%                           344,144
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                            $13,347,265
===============================================================================


-------------------------------------------------------------------------------
                       STRONG MODERATE PORTFOLIO
-------------------------------------------------------------------------------

                                              Shares or
                                              Principal         Value
                                               Amount         (Note 2)
-------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES 91.6%
Strong Advantage Fund, Inc.                   253,225          $ 2,501,860
Strong Blue Chip 100 Fund                     188,493            4,060,136
Strong Common Stock Fund, Inc.                141,456            3,566,108
Strong Government Securities Fund, Inc.       246,034            2,480,027
Strong Growth Fund                            113,160            4,035,277
Strong Growth and Income Fund                 139,244            3,986,548
Strong Short-Term Bond Fund, Inc.             398,865            3,741,353
-------------------------------------------------------------------------------
Total Investment Company Securities (Cost $21,464,003)          24,371,309
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.9%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%     $1,230,300            1,230,300
Warner Lambert Company, 6.08%                  67,600               67,600
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,297,900)                   1,297,900
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $22,761,903) 96.5%        25,669,209
Other Assets and Liabilities, Net 3.5%                             936,318
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                              $26,605,527
===============================================================================

-------------------------------------------------------------------------------
                   STRONG AGGRESSIVE PORTFOLIO
-------------------------------------------------------------------------------

                                              Shares or
                                              Principal         Value
                                               Amount         (Note 2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES 90.2%
Strong Blue Chip 100 Fund                     83,272          $1,793,684
Strong Common Stock Fund, Inc.                62,506           1,575,774
Strong Government Securities Fund, Inc.       81,560             822,121
Strong Growth Fund                            49,989           1,782,618
Strong Growth and Income Fund                 61,515           1,761,188
Strong Short-Term Bond Fund, Inc.             44,072             413,392
-------------------------------------------------------------------------------
Total Investment Company Securities (Cost $6,889,076)          8,148,777
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.4%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%     $380,900              380,900
Warner Lambert Company, 6.08%               112,100              112,100
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $493,000)                     493,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $7,382,076) 95.6%        8,641,777
Other Assets and Liabilities, Net 4.4%                           396,395
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                             $9,038,172
===============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.

Percentages are stated as a percent of net assets.

4

                         See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1999


                                                                       STRONG                 STRONG                 STRONG
                                                                    CONSERVATIVE             MODERATE              AGGRESSIVE
                                                                      PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                                  ---------------          -------------         --------------
ASSETS:
   Investments in Securities, at Value
     (Cost of $12,031,031, $22,761,903 and
     $7,382,076, respectively)                                        $13,003,121            $25,669,209             $8,641,777
   Dividends and Interest Receivable                                      344,088                936,117                396,358
   Other Assets                                                                56                    201                     37
                                                                    -------------            -----------           ------------
   Total Assets                                                        13,347,265             26,605,527              9,038,172

LIABILITIES                                                                    --                     --                     --
                                                                    -------------            -----------           ------------
NET ASSETS                                                            $13,347,265            $26,605,527             $9,038,172
                                                                    =============            ===========           ============
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                      $12,337,134            $23,645,498             $7,793,201
   Accumulated Net Investment Income                                        3,001                  3,363                  1,157
   Accumulated Net Realized Gain (Loss)                                    35,040                 49,360                (15,887
   Net Unrealized Appreciation                                            972,090              2,907,306              1,259,701
                                                                    -------------            -----------           ------------
   Net Assets                                                         $13,347,265            $26,605,527             $9,038,172
                                                                    =============            ===========           ============
Capital Shares Outstanding (Unlimited Number Authorized)                1,164,528              2,201,608                690,786

NET ASSET VALUE PER SHARE                                                  $11.46                 $12.08                 $13.08
                                                                    =============            ===========           ============


                                                                          5
                    See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1999

                                                                       STRONG                 STRONG                 STRONG
                                                                    CONSERVATIVE             MODERATE              AGGRESSIVE
                                                                      PORTFOLIO              PORTFOLIO              PORTFOLIO
                                                                  ---------------          -------------         --------------
INCOME:
   Net Investment Income Received from Underlying Funds                $  158,937             $  303,949            $    34,642
   Interest                                                                12,574                 35,302                 10,699
                                                                    -------------            -----------           ------------
   Total Income                                                           171,511                339,251                 45,341

EXPENSES:
   Administrative Fees (Note 3)                                            11,494                 35,857                  9,888
   Custodian Fees                                                             321                    728                    750
   Professional Fees                                                        6,981                  6,939                  6,935
   Reports to Shareholders                                                  2,398                  3,953                  5,913
   Federal and State Registration Fees                                     46,126                 40,232                 35,978
   Other                                                                    3,055                  3,250                  3,266
                                                                    -------------            -----------           ------------
   Total Expenses Before Waivers and Absorptions                           70,375                 90,959                 62,730
   Voluntary Expense Waivers and Absorptions by Advisor                   (70,375)               (90,959)               (62,730)
                                                                    -------------            -----------           ------------
   Expenses, Net                                                               --                     --                     --
                                                                    -------------            -----------           ------------
NET INVESTMENT INCOME                                                     171,511                339,251                 45,341

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Sales of Underlying Funds                                            37,193                 54,044                (15,529)
      Distributions of Capital Gains from Underlying Funds                300,903                881,839                407,164
                                                                    -------------            -----------           ------------
      Net Realized Gain                                                   338,096                935,883                391,635
   Net Change in Unrealized Appreciation/Depreciation on Investments      972,090              2,907,306              1,259,701
                                                                    -------------            -----------           ------------
NET GAIN ON INVESTMENTS                                                 1,310,186              3,843,189              1,651,336
                                                                    -------------            -----------           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $1,481,697             $4,182,440             $1,696,677
                                                                    =============            ===========           ============

 6

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                               STRONG CONSERVATIVE       STRONG MODERATE      STRONG AGGRESSIVE
                                                                   PORTFOLIO               PORTFOLIO              PORTFOLIO
                                                               -------------------       ---------------      -----------------
                                                                   Year Ended              Year Ended             Year Ended
                                                                  Dec. 31, 1999           Dec. 31, 1999          Dec. 31, 1999
                                                               -------------------       ---------------      -----------------
OPERATIONS:
   Net Investment Income                                              $    171,511          $    339,251            $    45,341
   Net Realized Gain                                                       338,096               935,883                391,635
   Net Change in Unrealized Appreciation/Depreciation                      972,090             2,907,306              1,259,701
                                                               -------------------       ---------------      -----------------
   Net Increase in Net Assets Resulting from Operations                  1,481,697             4,182,440              1,696,677

DISTRIBUTIONS:
   From Net Investment Income                                             (168,510)             (335,888)               (44,184)
   From Net Realized Gains                                                (303,056)             (886,523)              (407,522)
                                                               -------------------       ---------------      -----------------
   Total Distributions                                                    (471,566)           (1,222,411)              (451,706)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                            14,668,417            27,888,163              9,597,123
   Proceeds from Reinvestment of Distributions                             468,737             1,218,962                448,740
   Payment for Shares Redeemed                                          (2,834,020)           (5,494,627)            (2,285,662)
                                                               -------------------       ---------------      -----------------
   Net Increase in Net Assets from Capital Share Transactions           12,303,134            23,612,498              7,760,201
                                                               -------------------       ---------------      -----------------
TOTAL INCREASE IN NET ASSETS                                            13,313,265            26,572,527              9,005,172

NET ASSETS:
   Beginning of Year                                                        34,000                33,000                 33,000
                                                               -------------------       ---------------      -----------------
   End of Year                                                         $13,347,265           $26,605,527             $9,038,172
                                                               ===================       ===============      =================
TRANSACTIONS IN SHARES OF THE PORTFOLIO:
   Sold                                                                  1,380,800             2,599,260                854,547
   Issued in Reinvestment of Distributions                                  41,463               101,327                 34,492
   Redeemed                                                               (261,135)             (502,279)              (201,553)
                                                               -------------------       ---------------      -----------------
   Net Increase in Shares of the Portfolio                               1,161,128             2,198,308                687,486
                                                               ===================       ===============      =================

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1999

1.   ORGANIZATION

     The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management company registered under the Investment Company Act of 1940, as amended. Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the "Portfolios"), each with its own investment objectives and policies:
     Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio. Each Portfolio commenced operations on January 4, 1999. At December 31, 1999, approximately 66% and 79% of the shares of the Strong Conservative Portfolio and Strong Moderate Portfolio, respectively, were owned by one investor.

     Each Portfolio invests substantially all its assets in a combination of the following underlying funds: Strong Growth Fund, Strong Common Stock Fund, Strong Growth and Income Fund, Strong Blue Chip 100 Fund, Strong Heritage Money Fund, Strong Advantage Fund, Strong Short-Term Bond Fund, and Strong Government Securities Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

     (A) SECURITY VALUATION -- Each Portfolio's investment in the underlying funds is valued at the closing net asset value per share of each fund determined at the close of the New York Stock Exchange on the day of valuation.

     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is required.

          The Conservative Portfolio generally pays dividends from net investment income quarterly. The Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains annually.

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (E) OTHER -- Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

3.   RELATED PARTY TRANSACTIONS

     Strong Capital Management, Inc. ("Strong"), with whom certain officers and directors of the Funds are affiliated, is the Portfolios' shareholder servicing agent and transfer and dividend-disbursing agent. Strong also serves as the underlying funds' investment advisor. The Portfolios do not pay management fees; however, Strong receives management fees from managing the underlying funds. Administrative Fees, which are established by the prospectus, are based on an annualized rate of .25% of the average daily net assets of the Portfolios. Certain expenses will be waived or absorbed by Strong if the Portfolio's operating expenses exceed 2% of the average daily net assets of the Portfolio. Strong may also voluntarily waive or absorb certain expenses for a Portfolio. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Portfolio certain charges or credits resulting from transfer agency banking activities based on each Portfolio's level of subscription and redemption activity. Charges allocated to the Portfolio by the Advisor are included in Other Expenses in the Portfolio's Statement of Operations. Strong is also compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 1999, is as follows:

                                                                      Shareholder
                                           Receivable from       Servicing and Other                             Unaffiliated
                                             Advisor at                Expenses            Transfer Agency         Directors'
                                          December 31, 1999         Paid to Strong         Banking Charges            Fees
                                         ------------------      -------------------       ---------------        -----------
     Strong Conservative Portfolio               $ --                  $11,503                 $1,008              $1,500
     Strong Moderate Portfolio                    123                   35,885                  1,204               1,500
     Strong Aggressive Portfolio                    3                    9,938                  1,209               1,500

-------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of the underlying funds during the year ended December 31, 1999, were as follows:


                                                                                    Purchases             Sales
                                                                                ---------------       --------------
     Strong Conservative Portfolio                                                $13,810,441         $2,473,604
     Strong Moderate Portfolio                                                     26,272,559          4,862,600
     Strong Aggressive Portfolio                                                    7,640,974            736,368


5.   INCOME TAX INFORMATION

     At December 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:


                                                  Federal Tax          Unrealized          Unrealized              Net
                                                      Cost            Appreciation        Depreciation        Appreciation
                                                 -------------       --------------      --------------      --------------
     Strong Conservative Portfolio                 $12,050,997         $  994,878            $ 42,754            $  952,124
     Strong Moderate Portfolio                      22,844,574          2,963,125             138,490             2,824,635
     Strong Aggressive Portfolio                     7,403,642          1,274,590              38,455             1,238,135

     During the year ended December 31, 1999, the Portfolios paid capital gains distributions (taxable as long-term gains at 20%) to shareholders as follows (unaudited): Strong Conservative Portfolio $156,603, Strong Moderate Portfolio $454,386, and Strong Aggressive Portfolio $218,038.

     For corporate shareholders in the Portfolios, the percentages of dividend income distributed for the year ended December 31, 1999 which are designated as qualifying for the dividends-received deduction are as follows (unaudited): Strong Conservative Portfolio 4.1%, Strong Moderate Portfolio 3.4%, and Strong Aggressive Portfolio 2.2%.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG CONSERVATIVE PORTFOLIO
-------------------------------------------------------------------------------

                                                                         Year Ended
                                                                         ----------
                                                                          Dec. 31,
Selected Per-Share Data(a)                                                  1999
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $10.00
Income From Investment Operations:
  Net Investment Income                                                     0.28
  Net Realized and Unrealized Gains on Investments                          1.72
--------------------------------------------------------------------------------------------
  Total from Investment Operations                                          2.00
Less Distributions:
   From Net Investment Income                                              (0.19)
   From Net Realized Gains                                                 (0.35)
--------------------------------------------------------------------------------------------
   Total Distributions                                                     (0.54)
--------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                           $11.46
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                            +20.3%
  Net Assets, End of Period (In Thousands)                               $13,347
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions   1.5%
  Ratio of Expenses to Average Net Assets                                   0.0%
  Ratio of Net Investment Income to Average Net Assets                      3.7%
  Portfolio Turnover Rate                                                  53.7%



STRONG MODERATE PORTFOLIO
-------------------------------------------------------------------------------

                                                                         Year Ended
                                                                         ----------
                                                                          Dec. 31,
Selected Per-Share Data(a)                                                  1999
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.00
Income From Investment Operations:
   Net Investment Income                                                     0.17
   Net Realized and Unrealized Gains on Investments                          2.49
--------------------------------------------------------------------------------------------
   Total from Investment Operations                                          2.66
Less Distributions:
   From Net Investment Income                                               (0.16)
   From Net Realized Gains                                                  (0.42)
--------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.58)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $12.08
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                             +26.7%
  Net Assets, End of Period (In Thousands)                                $26,606
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions     0.6%
  Ratio of Expenses to Average Net Assets                                     0.0%
  Ratio of Net Investment Income to Average Net Assets                        2.3%
  Portfolio Turnover Rate                                                    35.0%


 (a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.



 10
                          See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG AGGRESSIVE PORTFOLIO

                                                                         Year Ended
                                                                         ----------
                                                                          Dec. 31,
Selected Per-Share Data(a)                                                  1999
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $10.00
Income From Investment Operations:
   Net Investment Income                                                     0.09
   Net Realized and Unrealized Gains on Investments                          3.69
--------------------------------------------------------------------------------------------
   Total from Investment Operations                                          3.78
Less Distributions:
   From Net Investment Income                                               (0.07)
   From Net Realized Gains                                                  (0.63)
--------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.70)
--------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                            $13.08
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                             +37.8%
  Net Assets, End of Period (In Thousands)                                 $9,038
  Ratio of Expenses to Average Net Assets without Waivers and Absorptions    1.6%
  Ratio of Expenses to Average Net Assets                                    0.0%
  Ratio of Net Investment Income to Average Net Assets                       1.1%
  Portfolio Turnover Rate                                                   18.5%


 (a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.

                        See Notes to Financial Statements




REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of Strong Life Stage Series, Inc.
and the Shareholders of Strong Life Stage Series Portfolios



In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Aggressive Portfolio, Strong Conservative Portfolio and Strong Moderate Portfolio (all three of the portfolios constituting the Strong Life Stage Series, Inc.), (herein referred to as the "Strong Life Stage Series Portfolios") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Life Stage Series Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 2, 2000

                                    DIRECTORS
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky



                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER



                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201



                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201



                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202



                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT0956-0200


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
WWW.ESTRONG.COM


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       P.O. Box 2936
       Milwaukee, Wisconsin 53201